Note 18 - Sale and Leaseback of Vessels	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
Sale Leaseback Transaction Disclosure [Text Block]
 18.     Sale and Leaseback of Vessels

In November and December 2014, the Company sold the vessels Gas Premiership and Gas Cathar and realized a total gain of $780,695. The Company entered into bareboat charter agreements to leaseback the vessels for a period of four years. The charter back agreements are accounted for as operating leases and the gain on the sale was deferred and is being amortized to income over the four-year lease period. For the years ended December 31, 2014, the amortization amounted to $4,954, and is included in Charter hire expenses in the consolidated statements of income.

Lease payments relating to the bareboat charters of the vessels amounted to $325,758 for the year ended December 31, 2014, and are included in Charter hire expenses in the consolidated statements of income.